UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): July 26, 2005
KAYDON CORPORATION
(Exact Name of Registrant as Specified in Charter)

Delaware (State or Other Jurisdiction of Incorporation)	0-12640 (Commission File Number)	13-3186040 (IRS Employer Identification No.)
315 East Eisenhower Parkway, Suite 300
Ann Arbor, MI 48108
(Address of Principal Executive Offices)
Registrant’s telephone number, including area code: (734) 747-7025
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.
Item 2.01. Completion of Acquisition or Disposition of Assets.
Item 9.01. Financial Statements and Exhibits.
SIGNATURES
EXHIBIT INDEX
Stock Purchase Agreement dated as of July 26, 2005
Press Release dated July 27, 2005

Item 1.01. Entry into a Material Definitive Agreement.
     On July 26, 2005, Kaydon Corporation and certain of its affiliates (collectively, “Kaydon”) entered into a Stock Purchase Agreement (the “Purchase Agreement”) with Moog, Inc. and certain of its affiliates (collectively, “Moog”) pursuant to which Kaydon sold to Moog all of the issued and outstanding capital stock of the Company’s wholly-owned subsidiaries Electro-Tec Corp., Focal Technologies Corporation and I.D.M. Electronics Limited (the “Power and Data Transmission Products Group”). The aggregate purchase price for the Power and Data Transmission Products Group was $72,400,000. The purchase price will be adjusted post-closing upward by the amount by which net working capital, determined as of the close of business on July 26, 2005, exceeds $10,373,000, and downward by the amount of any shortfall.
     The Purchase Agreement includes customary representations and warranties from Kaydon as to the operations of the Power and Data Transmission Products Group. Subject to certain limitations, Moog will be entitled to seek cash damages from Kaydon for losses arising from any inaccuracy of any representation or warranty of Kaydon and other matters.
     The foregoing description of the provisions of the Purchase Agreement is qualified in its entirety by reference to the full and complete terms of the Purchase Agreement, which is filed as Exhibit 10 to this Form 8-K and is incorporated herein by reference. A copy of the Company’s press release dated July 27, 2005 announcing the sale of the Power and Data Transmission Products Group is filed as Exhibit 99 to this Form 8-K and is incorporated herein by reference.
Item 2.01. Completion of Acquisition or Disposition of Assets.
     The information set forth above under Item 1.01 is hereby incorporated by reference into this Item 2.01.
Item 9.01. Financial Statements and Exhibits.
(c) Exhibits

Exhibit No.	Description
10
Stock Purchase Agreement dated as of July 26, 2005 by and among Kaydon Corporation, Kaydon Corporation Limited, Kaydon Acquisition IX, Inc., Moog, Inc., Moog Controls Limited and Moog Canada Corporation

99	Press Release dated July 27, 2005

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

July 27, 2005	KAYDON CORPORATION
	By:	/s/ Kenneth W. Crawford
Kenneth W. Crawford
Vice President and Corporate Controller

EXHIBIT INDEX

Exhibit No.	Description
10
Stock Purchase Agreement dated as of July 26, 2005 by and among Kaydon Corporation, Kaydon Corporation Limited, Kaydon Acquisition IX, Inc., Moog, Inc., Moog Controls Limited and Moog Canada Corporation

99	Press Release dated July 27, 2005